USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1999-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 1999 through September 30, 1999
Collection Period July 1, 1999 through September 30, 1999



I.  DEAL PARAMETERS

A. Total Student Loan Portfolio Outstanding       June 30, 1999         Activity              September 30, 1999
i. Portfolio Balance                              $ 628,989,055.81      $ 12,872,584.10       $ 641,861,639.91

B. Other Portfolio Statistics                     June 30, 1999         Activity              September 30, 1999
i. Weighted Average Collateral Interest Rate               7.98%               (0.52%)                 7.46%
ii. Weighted Average Collateral Remaining Term            140.57                 0.74                 141.31
iii. Number of Loans                                     170,304                  974                171,278
iv. Number of Accounts                                    89,894                 (992)                88,902
v.  Average Account Size                                6,997.01               223.61             $ 7,220.62


C. Notes and Certificates        CUSIP           Spread to Index       June 30, 1999       September 30, 1999
i Class A-1 Notes              784582AS7              0.10%             $ 130,000,000.00       $ 130,000,000.00
ii. Class A-2 Notes            784582AT5              0.25%             $ 506,900,000.00       $ 506,900,000.00
iii. Subordinate Notes         784582AU4              0.55%              $ 23,100,000.00        $ 23,100,000.00
iv. Total Note Balance                                                  $ 660,000,000.00       $ 660,000,000.00


D. Reserve Account                                    June 30, 1999
i. Required Reserve Account Percentage                       0.250%
ii. Reserve Account Initial Deposit ($)              $ 1,650,000.00
iii. Specified Reserve Account Balance                       0.125%
iv. Reserve Account Floor Amount ($)                   $ 825,000.00
v. Current Reserve Account Balance                   $ 1,650,000.00

E. Other Account Balances                             June 30, 1999
i. Collateral Reinvestment Account                  $ 12,119,287.86
ii. Collections Account                                         $ -


II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS

(A) Total Outstanding Bond Balance                                                                                $660,000,000.00
(B) Total Bond Factor                                                                                                  1.00000000
(C) Pool Balance                                                                                                  $628,989,055.81
(D) Pool Factor                                                                                                        1.08559561
(E) Senior Notes
      (i) Note Balance                                                                                            $636,900,000.00
      (ii) Note Pool Factor                                                                                            1.00000000
      (iii) Principal Shortfall                                                                                             $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                             $23,100,000.00
      (ii) Note Pool Factor                                                                                            1.00000000
      (iii) Principal Shortfall                                                                                             $0.00
(G) Cumulative Defaults, This Year                                                                                  $1,245,308.40
(H) Cumulative Defaults to Date                                                                                     $1,245,308.40
(I) Senior Noteholders' Interest Carryover Shortfall                                                                        $0.00
(J) Senior Noteholders' Interest T-Bill Carryove(This can only be paid quarterly, after parity has been reached.)           $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                   $0.00
(L) Subordinate Noteholders' Interest T-Bill Car(Thisrcan only be paid quarterly, after parity has been reached.)           $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                          $0.00
(N) Reserve Account Balance                                                                                         $1,650,000.00
(O) Collateral Reinvestment Account Balance                                                                        $12,119,287.86
(P) Collections Account Balance                                                                                             $0.00

III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES

(A) Unpaid Servicing Fees (Monthly)                                                                                         $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                    $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                               $0.00
(D) Servicing Fees Accrued During Prior months                                                                        $507,770.90
(E) Administration Fees Accrued During Prior months                                                                    $52,894.51
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior months                                                 $158,683.00


V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution

(A) Pool Balance as of the End of the Collection Period                                                           $641,861,639.91
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                      1.00%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                     $534,884.70
(D) Servicing Cost (uncapped servicing fee)                                                                           $236,115.10
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                              $236,115.10
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                                   $0.00


IV. INTEREST RATE CALCULATION

Determination of Net Expected Interest Collections
(A) Leap Year?                                                                                                                No
(B) Days in Year                                                                                                             365
(C) Actual Days in Interest Period                                                                                            92
(D) Borrower Interest Accrued During Collection Period                                                             $8,961,816.51
(E) Interest Subsidy Payments Accrued During Collection Period                                                     $2,716,363.07
(F) SAP Accrued During Collection Period                                                                             $358,420.49
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C+D))                                           $211,291.56
(H) Origination Fees Accrued During Collection Period (VIII(E))                                                       $47,232.20
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(E))                         $823,524.74
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                                           $241,763.00
(K) Net Trust Swap Receipts                                                                                                $0.00
(L) Net Trust Swap Payments                                                                                          $315,813.18
(M) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L)                                                      $10,819,558.50

(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(M)/(II(A))                                                             6.50385%

(M) Interest Period Index Value - 3 Month LIBOR                                                                         5.31125%


      Class of Debt            Index Value             Spread           Stated Coupon       Adjusted Coupon       $ Interest
        Class A-1               5.31125%               0.10%               5.41125%            5.41125%             $1,797,737.50
        Class A-2               5.31125%               0.25%               5.56125%            5.56125%             $7,204,105.04
       Subordinate              5.31125%               0.55%               5.86125%            5.86125%               $346,009.13

VARIOUS INPUTS

VI. Cash Inputs
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                                     $3,943,183.12
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)         $16,506,875.15
(C) SAP                                                                                                                     $202.81
(D) Subsidy Payments                                                                                                  $3,205,848.88
(E) Recoveries (Principal and Interest) and Other Charges                                                              ($37,461.77)

VII. Other Servicer Inputs
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                  $16,457,030.79
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans               $655,770.08
      (iii) Negative Amortization                                                      $3,918,144.93
      (iv) Ending Accrued Interest                                                    $18,174,052.55
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                           $4,979,396.61
(B) New Loans
      (i) Outstanding Balance                                                                                                 $0.00
      (ii) Purchase Premium                                                                                                   $0.00
(C) Serial Loans
      (i) Outstanding Balance                                                                                        $15,285,110.51
      (ii) Purchase Premium                                                                                             $229,616.28
(D) Consolidation Loans                                                                                               $9,446,440.07

VIII. Inputs from Other Sources
(A) Collection Account Investment Income                                                                                $128,670.12
(B) Reserve Account Investment Income                                                                                    $20,518.96
(C) Collateral Reinvestment Account Investment Income                                                                    $61,637.78
(D) Delayed Delivery Student Loan Account Investment Income                                                                 $464.70
(E) Administration Fee                                                                                                   $79,638.74
(F) Loan Origination Fees                                                                                                $47,232.20
(G) Draw from Collection Account of Subsequent Monthly Collections                                                            $0.00
(H) Transfer from Collection Account to the Collateral Reinvestment Account                                          $16,506,875.15
(I) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                                        $4,979,396.61
(J) Unpaid Purchase Premium Amounts                                                                                           $0.00


FLOW OF PRINCIPAL AND LOSSES

IX. Quarterly Flow of Loan Principal
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                        $15,126,591.53
      (ii) Principal Collections from Guarantors                                                $1,380,283.62
      (iv) Loan Principal Repurchased by SMS                                                            $0.00
      (v) Loan Principal Repurchased by Servicer                                                        $0.00
      (vi) Total Principal Collections (i+ii+iii+iv+v)                                         $16,506,875.15        $16,506,875.15

(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                            $0.00
      (ii) Serial Loan Additions                                                               $15,285,110.51
      (iii) Consolidation Loan Additions                                                        $9,446,440.07
      (iv) Total Principal Additions (i+ii+iii)                                                $24,731,550.58        $24,731,550.58

(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                            ($799.15)
      (ii) Waived Principal/Other Adjustments                                                     $332,287.09
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                                 $331,487.94

(D) Accrued Interest to be Capitalized (VII(A)(v))                                                                    $4,979,396.61
(E) Net Reduction/(Increase) in Student Loan Principal Balance (IX(A(vi)-B(iv)+C(iii)-D))                           ($12,872,584.10)

X. QUARTERLY UNINSURED LOSS AND RECOVERIES REPORTING
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                               ($799.15)
      (ii) Interest Amount                                                                         $15,304.00
      (iii) Total Realized Losses (i+ii)                                                                                 $14,504.85
(B) Defaults This Quarter                                                                                             $1,435,851.71
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                   $2,681,160.11
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                          $2,681,160.11

XI. PORTFOLIO CHARACTERISTICS

                         Weighted Avg. Coupon    # of Loans              % of Total          Principal Amount     % of Total
                        September 30, 1999      September 30, 1999     September 30, 1999   September 30, 1999 September 30, 1999

In-School                           6.995%          42,917                  25.057%          160,938,416.89       25.074%
In-Grace                            7.064%          17,321                  10.113%           64,182,087.28        9.999%
Total Interim                                       60,238                  35.170%          225,120,504.17       35.073%

Current Repayment                   7.756%          54,694                  31.933%          211,937,980.52       33.019%
31-60 Days Delinquent               7.786%           5,080                   2.966%           17,803,087.79        2.774%
61-90 Days Delinquent               7.728%           3,627                   2.118%           11,626,887.19        1.811%
91-120 Days Delinquent              7.743%           1,953                   1.140%            5,876,255.75        0.916%
120+ Days Delinquent                7.778%           6,507                   3.799%           18,157,900.91        2.829%
Deferment                           7.343%          15,559                   9.084%           56,969,976.13        8.876%
Forbearance                         7.754%          23,620                  13.790%           94,369,047.45       14.702%

Total Repayment                                    111,040                  64.830%          416,741,135.74       64.927%

Claims in Process                   0.000%          0.000%                   0.000%                    0.00        0.000%
Aged Claims Rejected                0.000%          0.000%                   0.000%                    0.00        0.000%
Grand Total                         7.460%         171,278                 100.000%          641,861,639.91      100.000%

XI. PORTFOLIO CHARACTERISTICS

                 --------------------------------------------------------------
                            FOUR YEAR SCHOOLS             TWO YEAR SCHOOLS
                 GSL-    GSL-                      GSL-   GSL-
                 Sub     Unsub   PLUS  SLS  Consol Sub   Unsub  PLUS  SLS Conso
                 ---------------------------------------------------------------

In-School        12.30%  10.60% 0.00% 0.00%  0.00% 0.54% 0.26% 0.00% 0.00% 0.00
In-Grace          4.90%  3.61%  0.00% 0.00%  0.00% 0.21% 0.12% 0.00% 0.00% 0.00
--------------------------------------------------------------------------------
Total Interim    17.21%  14.21% 0.00% 0.00%  0.00% 0.75% 0.37% 0.00% 0.00% 0.00
--------------------------------------------------------------------------------
Current Repayment 7.63%  4.14%  1.49% 0.17%  9.80% 0.49% 0.25% 0.05% 0.01% 0.00
31-60 Days Delinqu0.77%  0.39%  0.08% 0.02%  0.65% 0.07% 0.04% 0.00% 0.00% 0.00
61-90 Days Delinqu0.55%  0.28%  0.03% 0.02%  0.29% 0.06% 0.02% 0.00% 0.00% 0.00
91-120 Days Delinq0.20%  0.08%  0.01% 0.02%  0.14% 0.02% 0.01% 0.00% 0.00% 0.00
120+ Days Delinque0.61%  0.30%  0.05% 0.03%  0.41% 0.10% 0.04% 0.00% 0.00% 0.00
Deferment         3.62%  2.25%  0.31% 0.20%  1.10% 0.21% 0.10% 0.01% 0.01% 0.00
Forbearance       4.30%  2.37%  0.28% 0.18%  3.61% 0.28% 0.12% 0.01% 0.01% 0.00
--------------------------------------------------------------------------------
Total Repayment  17.70%  9.80%  2.25% 0.64% 15.99% 1.21% 0.58% 0.08% 0.04% 0.00
--------------------------------------------------------------------------------
Claims in Process 0.00%  0.00%  0.00% 0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00
Aged Claims Reject0.00%  0.00%  0.00% 0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00
--------------------------------------------------------------------------------
Grand Total      34.91%  24.01% 2.25% 0.64% 15.99% 1.97% 0.95% 0.08% 0.04% 0.00
--------------------------------------------------------------------------------



                     TECHNICAL SCHOOLS                    OTHER
                   GSL-  GSL-                      GSL- GSL-
                   Sub   Unsub   PLUS SLS Consol   Sub Unsub  PLUS  SLS  Consol
-------------------------------------------------------------------------------

In-School         0.74% 0.68% 0.00% 0.00% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
In-Grace          0.61% 0.54% 0.00% 0.00% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
-------------------------------------------------------------------------------
Total Interim     1.35% 1.22% 0.00% 0.00% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
-------------------------------------------------------------------------------
Current Repaymen  4.52% 3.00% 1.35% 0.10% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
31-60 Days Delin  0.39% 0.26% 0.09% 0.01% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
61-90 Days Delin  0.30% 0.23% 0.03% 0.01% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
91-120 Days Deli  0.25% 0.17% 0.02% 0.01% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
120+ Days Delinq  0.65% 0.55% 0.05% 0.03  0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
Deferment         0.54% 0.43% 0.06% 0.02  0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
Forbearance       1.85% 1.42% 0.22% 0.07% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
-------------------------------------------------------------------------------
Total Repayment   8.49% 6.06% 1.80% 0.24% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
--------------------------------------------------------------------------------
Claims in Proces  0.00% 0.00% 0.00% 0.00% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
Aged Clms Reject  0.00% 0.00% 0.00% 0.00% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
--------------------------------------------------------------------------------
Grand Total       9.84% 7.28% 1.80% 0.24% 0.00%   0.00% 0.00% 0.00% 0.00% 0.00%
--------------------------------------------------------------------------------

                  Four Year Two Year Technical
                 Schools    Schools  Schools  Other   Total
In-School         22.90%    0.80%    1.42%   0.00%   25.12%
In-Grace           8.52%    0.33%    1.15%   0.00%    9.99%
 --------------------------------------------------------
Total Interim     31.41%    1.12%    2.57%   0.00%   35.11%
---------------------------------------------------------
Current Repaymen  23.23%    0.80%    8.97%   0.00%   32.99%
31-60 Days Delinq  1.92%    0.11%    0.74%   0.00%    2.77%
61-90 Days Delinq  1.17%    0.08%    0.56%   0.00%    1.81%
91-120 Days Delin  0.44%    0.03%    0.44%   0.00%    0.91%
120+ Days Delinqu  1.41%    0.14%    1.28%   0.00%    2.83%
Deferment          7.49%    0.33%    1.05%   0.00%    8.88%
Forbearance       10.73%    0.42%    3.55%   0.00%   14.70%
 --------------------------------------------------------
Total Repayment   46.38%    1.91%   16.59%   0.00%   64.88%
---------------------------------------------------------
Claims in Process  0.00%    0.00%    0.00%   0.00%    0.00%
Aged Claims Rejec  0.00%    0.00%    0.00%   0.00%    0.00%
---------------------------------------------------------
Grand Total       77.80%    3.03%   19.17%   0.00%  100.00%
---------------------------------------------------------

QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS
-------------------------------------------------------------------------------

SUMMARY OF QUARTERLY CASH GENERATION AND USAGE
(A-Balance) Existing Cash in Collections Account                                                            $0.00
(A) Total Interest Collections  (Including Liquidations,
    Not Including Recoveries) (VI(A))                                                               $3,943,183.12
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts,
    Not Including Recoveries) (VI(B))                                                              $16,506,875.15
(C) SAP (VI(C))                                                                                           $202.81
(D) Subsidy Payments (VI(D))                                                                        $3,205,848.88
(E) Proceeds of Recoveries (VI(E))                                                                   ($37,461.77)
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(I))                    $4,979,396.61
(G) Investment Earnings (VIII(A+B+C))                                                                 $211,291.56
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                  $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                         $241,763.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))              $16,506,875.15
(K) Required Distributions

      (i) Servicing Fee Due                                                                           $743,886.00
      (ii) Administrative Fee Due                                                                      $79,638.74
      (iii) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata with (iv) and (v)]        $1,797,737.50
      (iv) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata with (iii) and (v)]        $7,204,105.04
      (v) Net Trust Swap Payment [Pro-Rata with (iii) and (iv)] [Receipt expressed as a Negative]     $315,813.18
      (vi) Subordinate Noteholders' Interest Distribution Amount                                      $346,009.13
      (vii) Principal Distribution Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)  $0.00
      (viii) Total Required Distributions (i+ii+iii+iv+v+vi+vii)                                   $10,487,189.59


(L) Use of Existing Collections Account / Transfer from Collateral Reinvestment Account for Increase in Available Funds       $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                 $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                  $0.00
(O) Total Amount Available for Distributions (A(ABalance+A+B+C+D+E+F+G-H-I-J+M+N))                                   $12,060,698.21

EARLY AMORTIZATION EVENT TRIGGERS                                                                                 (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                        0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                               0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                    0
(D) Has an event of insolvency occurred with respect to the Seller?                                                              0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                            0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 30% of the Pool Balance?                                                                                          0
      (i) Principal balance of proprietary or vocational school loans                                 $142,744,413.94
      (ii) Percentage of proprietary or vocational school loans                                                22.24%
(G) Has the percentage by principal balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                                         0
      (i) Principal balance of student loans which are not in repayment and are not eligible for
          subsidy                                                                                     $115,876,495.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy             18.05%
(H) Has the Excess Spread for this Quarterly Payment Date and for the preceding Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                               0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                        0
(J) Has an Early Amortization Event occured?                                                0   No. The Revolving Period continues.

DETERMINATION OF PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                           1
(B) Required Principal Distribution Amount                                                                                   $0.00

DISTRIBUTIONS

DISTRIBUTIONS OF CASH
(A) Servicing Fee
      (i) Servicing Fee Due                                                                              $743,886.00
      (ii) Servicing Fee Paid                                                                            $743,886.00
      (iii) Unpaid Servicing Fee (i-ii)                                                                        $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                          $79,638.74
      (ii) Administration Fee Paid                                                                        $79,638.74
      (iii) Unpaid Administration Fee (i-ii)                                                                   $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                               $1,797,737.50
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                              $7,204,105.04
      (ii) Net Trust Swap Payment [Pro-Rata]                                                             $315,813.18
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                                       $9,317,655.72
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                    $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                     $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))     $346,009.13
      (ii) Subordinate Note Interest Paid                                                                $346,009.13
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                               $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                $0.00
(E) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                         $0.00
      (ii) Class A-1 Note Principal Paid                                                                       $0.00
      (iii) Class A-1 Note Principal Shortfall                                                                 $0.00
      (iv) Class A-2 Note Principal Due                                                                        $0.00
      (v) Class A-2 Note Principal Paid                                                                        $0.00
      (vi) Class A-2 Note Principal Shortfall                                                                  $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                      $0.00
      (ii) Subordinate Notes Principal Paid                                                                    $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                       $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                         $0.00
      (ii) Purchase Premium Amounts Paid                                                                       $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                    $0.00
(H) "Turbo" Principal
      (i) Class A-1 Note Principal                                                                             $0.00
      (ii) Class A-2 Note Principal                                                                            $0.00
      (iii) Subordinate Note Principal                                                                         $0.00
      (iv) Total "Turbo" Principal                                                                             $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                            $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                               $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                             $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                       $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                     $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                        $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                            $0.00
      (ii) Servicing Fee Shortfall Paid                                                                        $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                              $0.00

RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS

RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                  $1,650,000.00
(B) Draw Due to Insufficient Funds (A(M)                                                                       $0.00
(C) Required Account Balance                                                                           $1,650,000.00
(D) Account Deposit/(Release)                                                                                  $0.00
(E) Ending Account Balance (E(A-B+D))                                                                  $1,650,000.00

RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                 $12,119,287.86
(B) Deposit from Collection Account (VIII(G))                                                         $16,506,875.15
(C) Deposit from Reserve Fund Release
    (Deposit can be made only prior to Parity, during Revolving Period)                                $1,573,508.62
(D) Draw for Accrued Interest (VIII(H))                                                                $4,979,396.61
(E) Draw for New Loans (VII(B)(i+ii))                                                                          $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                                                              $15,514,726.79
(G) Draw for Consolidation Loans (VII(D)(ii))                                                          $9,446,440.07
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                      $0.00
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                          $259,108.16

RECONCILIATION OF COLLECTIONS ACCOUNT
(A) Beginning Account Balance                                                                                  $0.00
(B) Ending Account Balance                                                                                     $0.00


ADDITIONAL REPORTING REQUIREMENTS
(A)(i) Class A-1Notes Interest Rate                              (3 Month LIBOR)                            5.41125%
(A)(ii) Class A-2Notes Interest Rate                             (3 Month LIBOR)                            5.56125%
(B) Subordinate Notes Interest Rate                              (3 Month LIBOR)                            5.86125%
(C) Cumulative New Loans This Quarter                                                                          $0.00
(D) Cumulative Serial Loans This Quarter                                                              $15,285,110.51
(E) Cumulative Consolidation Loans This Quarter                                                        $9,446,440.07
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account   $4,979,396.61
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                               $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                           $0.00
(J) Excess Available Funds Released to SMS                                                                     $0.00






----------------------------------------------------------------------------
                  Beginning of Period         Activity        End of Period

Total Bond Bal.      $660,000,000.00             $0.00       $660,000,000.00
Total Bond Factor         1.00000000                 -            1.00000000
Pool Balance         $628,989,055.81    $12,872,584.10       $641,861,639.91
Pool Factor               1.08559561      0.0222172717            1.10781288
----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Class A-1                             Class A-2                             Subordinate
                 Beginning of Period    End of Period  Beginning of Period  End of Period    Beginning of Period    End of Period
Note Balance       $130,000,000.00    $130,000,000.00   $506,900,000.00     506,900,000.00     $23,100,000.00      $23,100,000.00
Note Factor          1.00000000000      1.00000000000     1.00000000000      1.00000000000      1.00000000000       1.00000000000
Note Shortfall               $0.00              $0.00             $0.00              $0.00              $0.00               $0.00
-----------------------------------------------------------------------------------------------------------------------------------


REMITTANCE REPORT SUMMARY

(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                                                     (1a)                $0.00
      (b) Class A-2 Notes                                                                     (1b)                $0.00
      (c) Subordinate Notes                                                                   (1c)                $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                                       (2a)        $1,797,737.50
      (b) Class A-2 Notes (For Quarter)                                                       (2b)        $7,204,105.04
      (c) Subordinate Notes (For Quarter)                                                     (2c)          $346,009.13

(iii) The interest rates for the:
      (a) Class A-1 Notes (Quarterly)                                                         (3a)             5.41125%
      (b) Class A-2 Notes (Quarterly)                                                         (3b)             5.56125%
      (c) Subordinate Notes (Quarterly)                                                       (3c)             5.86125%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period    (4)        641,861,639.91

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                                                     (5a)      $130,000,000.00
      (b) Class A-2 Notes                                                                     (5b)      $506,900,000.00
      (c) Subordinate Notes                                                                   (5c)       $23,100,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                                                     (6a)           1.00000000
      (b) Class A-2 Notes                                                                     (6b)           1.00000000
      (c) Subordinate Notes                                                                   (6c)           1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                      $248,219.41
      Paid for Month 2                                                                                      $259,551.49
      Paid for Month 3                                                                                      $236,115.10
      (a) Paid for the Quarter                                                                (7a)          $743,886.00
      (b) Unpaid for the Quarter                                                              (7b)                $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                       $26,164.77
      Paid for Month 2                                                                                       $26,729.74
      Paid for Month 3                                                                                       $26,744.23
      (a) Paid for the Quarter                                                                (8a)           $79,638.74
      (b) Unpaid for the Quarter                                                              (8b)                $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                        77,902.00
      Paid for Month 2                                                                                        80,781.00
      Paid for Month 3                                                                                        83,080.00
      (a) Paid for the Quarter                                                                (9a)          $241,763.00

(x) The amount of aggreate Realized Losses for the Collection Period                          (10)           $14,504.85

PREPAYMENT HISTORY AND CPRs
---------------------------------------------------------------------
      Distribution               Actual             Since Issued
          Date                Pool Balance              CPR
---------------------------------------------------------------------
        Jul-99               628,989,056                  n/a
        Oct-99               641,861,640                  n/a
                                                          n/a
                                                          n/a
---------------------------------------------------------------------

** rate not reported during initial reporting period since moving average cannot be established

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator


/S/ CHERYL E. WATSON
---------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer

                          SMS STUDENT LOAN TRUST 1999-A

                              OFFICERS' CERTIFICATE

In accordance with Section 11.02 of the Indenture dated as of February 1, 1999, between SMS Student Loan Trust 1999-A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds therof were applied in accordance with the Basic Documents.

Terms used herin and not specifically herin defined shall have the meaning ascribed to them in the Indenture. In witness whereof, the undersigned has signed their names on behalf of the Corporation on October 25, 1999.

USA GROUP SECONDARY MARKET SERVICES, INC.

Administrator


/S/ CHERYL E. WATSON
---------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer



 /S/ STEPHEN W. CLINTON
---------------------------------
 Stephen W. Clinton
 Chairman of the Board, President and CEO

                          SMS STUDENT LOAN TRUST 1999-A

                           ADMINISTRATOR'S CERTIFICATE

 In accordance with Section 2(g) of the Administration Agreement dated as of February 1, 1999, among SMS STUDENT LOAN TRUST 1999-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:


Quarterly Payment Date:   October 28, 1999

 (i)    Amount of principal being paid or distributed:

   (a)      Class A-1    $0.00  *   $0.00  * per $1,000 original principal
                                           amount of Notes
   (b)      Class A-2    $0.00  *   $0.00  * per $1,000 original principal
                                           amount of Notes
   (c)      Subordinate  $0.00  *   $0.00  * per $1,000 original principal
                                           amount of Notes
* Portion of each sum amount attributable to Reserve Account Excess:      $0.00

 (ii)   Amount of interest being paid or distributed:

   (a)      Class A-1       $1,797,737.50   $0.01  per $1,000 original principal
                                            amount of Notes
   (b)      Class A-2       $7,204,105.04   $0.01  per $1,000 original principal
                                            amount of Notes
   (c)      Subordinate       $346,009.13   $0.01  per $1,000 original principal
                                            amount of Notes

 (iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):


   (a)      Distributed:      $0.00         $0.00  per $1,000 original principal
                                            amount of Notes
   (b)      Balance:          $0.00         $0.00  per $1,000 original principal
                                            amount of Notes

 (iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

   (a)      Distributed:      $0.00         $0.00  per $1,000 original principal
                                            amount of Notes
   (b)      Balance:          $0.00         $0.00  per $1,000 original principal
                                            amount of Notes

 (v)    Pool Balance at end of related Collection Period:        $641,861,639.91

 (vi)   After giving effect to distributions on this Quarterly Payment Date:

   (a)  (1)outstanding principal amount of Class A-1 Notes:  $130,000,000.00

        (2)Class A-1 Note Pool Factor:                               1.00000

    (b) (1)outstanding principal amount of Class A-2 Notes:  $506,900,000.00

        (2)Class A-2 Note Pool Factor:                               1.00000

    (c) (1)outstanding principal amount of Subordinate Notes: $23,100,000.00

        (2)Subordinate Note Pool Factor:                             1.00000

 (vii)  Applicable Note Rate:

            In general:

  (1) Three-month LIBOR for the LIBOR Reset Period since the previous Quarterly
      Payment Date was     5.31125%



  (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was
                           6.50385%

          Class A-1 Note Rate           5.41125% (based on LIBOR rate)
          Class A-2 Note Rate           5.56125% (based on LIBOR rate)
          Subordinate Note Rate         5.86125% (based on LIBOR rate)

 (viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(I) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such quarterly Payment Date and for each Monthly Payment Date following the
 immediately preceding Quarterly Payment Date:                      $743,886.00

 (ix)   Amount of Administration Fee for related Collection Period:  $79,638.74
        $     0.00  per $1,000 original principal amount of Notes

 (x)    the Trust Swap Payment Amount paid to the Swap Counterparty on such
        Quarterly Payment Date:                                     $315,813.18
        the amount of any Net Trust Swap Payment Carryover Shortfall for such
        Quarterly Payment Date:                                           $0.00
        the Trust Swap Receipt Amount paid ot the Trust on such Quarterly
        Payment Date:                                                     $0.00
        the Net Trust Swap Receipt Carryover Shortfall for such Quarterly
        Payment Date:                                                     $0.00

 (xi)   Aggregate amount of Realized Lossess (if any) for the related Collection
        Period:                                                      $14,504.85

 (xii) Finance Student Loans delinquent at end of related Collection period 17,167 number of delinquent loans
        $53,464,131.64  aggregate unpaid principal balance of delinquent loans

 (xiii)  Withdrawal from Reserve Account on related  Quarterly  Payment
         Date (other than Reserve Account Excess) and on any Monthly Paylment Date since the preceding Quarterly Payment Date (list each withdrawal
         separately):                                                     $0.00
         Purpose: n/a

         Reserve Account Excess on related
         Quarterly Payment Date                                   $1,573,508.62

         Principal balance of Notes to be paid to reach Parity
         Date                                                    $18,138,360.09

 (xix)  Deposits to Collateral Reinvestment Account during related Collection
        Period:                                                  $16,506,875.15

        Amount to be depositied on related Quarterly Payment Date:$1,573,508.62

        Withdrawal from Collateral Reinvestment Account during related
        Collection Period:                                       $29,940,563.47

        Amount in the Reserve Account (after giving effect to     $1,650,000.00
        (xiii)):

 (x)    Amount in the Collateral Reinvestment Account (after giving
        effect to (xx)):                                            $259,108.16

 (xi)   Consolidation Loans:
         373            loans with aggregate principal balance of
         $9,446,440.07 were origianated during related Collection Period $9,446,440.07 withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related
                        Collection Period.

 (xvii) Add-on Consolidation Loans:

         0              loans with aggregate principal balance of
         $0.00          were added to the principal balance of a Consolidation
         $0.00          Loans withdrawal from Collateral Reinvestment Account to
                        fund the addition of the principal balancers of Add-on
                        Consolidation Loans during the related Collection Period

 (xiii) Serial Loans:
         4,544           loans
         $15,285,110.51  aggregate principal balance
         229,616.28      (portion represented by Purchase Premium Amounts
                         were purchased during the related Collection Period.)

 (xiv)  New Loans:
                    0.00  loans
                   $0.00  aggregate principal balance
                   $0.00 (portion represented by Purchase Premium Amounts were purchased during the related Collection Period.)

 (xv)   Withdrawl from the Delayed Delivery Loan Funding Account
        during the related Collection Period:                           $464.70

 (xvi)  Amount in the Delayed Delivery Loan Funding Account
        (after giving effect to (xv)):                                    $0.00

(xvii) Financed Student Loans in the followign categories as of the end of the related Collection Period:

                           Weighted Average      Number of         Principal
                             Interest Rate         Loans           Balance

     Status Type:
     In-School                        7.00%        42,917    $160,938,416.89

     Grace                            7.06%        17,321     $64,182,087.28
     Repayment                        7.76%        54,694    $211,937,980.52
     Forbearance                      7.75%        23,620     $94,369,047.45
     Deferment                        7.34%        15,559     $56,969,976.13
     Delinquencies                    7.76%        17,167     $53,464,131.64
     Claims Filed Awaiting Pyament    0.00%          0.00               0.00
                                    -------        -------  ----------------
                                      7.46%       171,278    $641,861,639.91
     Delinquencies:
     30-60 Days                       7.79%         5,080     $17,803,087.79
     61-90 Days                       7.73%         3,627     $11,626,887.19
     91-120 Days                      7.74%         1,953      $5,876,255.75
     More than 120 Days Delinquent    7.78%         6,507     $18,157,900.91
     Claims Filed Awaiting Payment    0.00%          0.00              $0.00
                                     ------         ------    --------------
                                      8.06%        17,167     $53,464,131.64

    Loan Type:
      Stafford Loans                  7.35%        156,478    $506,602,304.61
      SLS Loans                       8.02%          1,521      $5,899,291.23
      PLUS Loans                      7.92%          5,997     $26,562,612.94
      Consolidation Loans             7.86%          7,282    $102,797,431.13
                                     ------        -------    ---------------
                                      7.46%        171,278    $641,861,639.91


     School Type:
     Traditional                      7.43%        115,765    $499,117,225.97
     Vocational/Proprietary           7.58%         55,513    $142,744,413.94
                                    -------       --------    ---------------
                                      7.46%        171,278    $641,861,639.91

In witness wehreof, the undersigned have signed their names on behalf of the Corporation on October 25, 1999.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator

/S/ CHERYL E. WATSON
------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer

/S/ STEPHEN W. CLINTON
------------------------------------
Stephen W. Clinton
Chairman of the Board, President and CEO